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                                EXHIBIT 10(c)

                       CONSENT OF INDEPENDENT AUDITORS
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                                                                   EXHIBIT 10(c)

[ERNST & YOUNG LETTERHEAD]

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                                  CONSENT OF
                      INDEPENDENT CHARTERED ACCOUNTANTS

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We consent to the reference to our Firm under the captions "Financial
Statements" and "Experts" and to the use of our reports dated February 14, 1997 with respect to the financial statements of the Canada Life of New York Variable Annuity Account 1 and the Canada Life Insurance Company of New York included in the Registration Statement [Form N-4, No. 33-32199] and related Prospectus of Canada Life of New York Variable Annuity Account 1 [dated May 1, 1997].

Toronto, Canada                                     /s/ Ernst & Young
April 24, 1997                                          Chartered Accountants